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                                                                   EXHIBIT 10.16

1999 BRUNSWICK PERFORMANCE PLAN
-------------------------------

MAXIMUM AWARD:

          Operating Committee:    100% of base salary
          President's Council:     75% of base salary
          Key Management:          40% to 50% of base salary
          Other Management:        30% to 40% of base salary

PERFORMANCE MEASURES:

Groups
------

80% Division Contribution less Working Capital Charge = Brunswick
    Value Added (BVA)
20% Organizational Goals


Corporate
---------

80% Earnings per share (EPS)
20% Organizational Goals

RELATIONSHIP OF PERFORMANCE TO PAYOUT:

          Performance Level       Payout Level
          -----------------       ------------

               120%                  125%
               110%                  110%
               100%                  100%
                90%                   70%
                80%                   50%

Bonuses would not be paid for performance below the 80% level.